EXHIBIT 10.13.4
     XXXXX INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
AMENDMENT TO
STRATEGIC ALLIANCE AGREEMENT
     This AMENDMENT dated as of January 24, 2006 (the “Amendment”) to the Strategic Alliance Agreement dated as of June 27, 2001, as amended to date , by and between TEVA PHARMACEUTICALS CURACAO N.V., a Netherlands Antilles company (“Teva”), and IMPAX LABORATORIES, INC., a Delaware corporation (“Impax”), (the “Strategic Alliance Agreement”). All capitalized terms used herein, unless otherwise defined herein, shall have the respective meanings set forth in the Strategic Alliance Agreement.
WITNESSETH
     WHEREAS, Impax and Teva are concurrently herewith entering into that certain agreement with ANCHEN PHARMACEUTICALS, INC., a California corporation , respecting the Marketing in the U.S. of Bupropion Products (the “Anchen Agreement”); and
     WHEREAS, Teva and Impax desire to hereby amend the Strategic Alliance Agreement so as to reflect their agreement under and arising out of the Anchen Agreement.
     NOW, THEREFORE, in consideration of the foregoing premises and the mutual representations, warranties, and covenants set forth in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
     Section 1.1. Amendments to Definitions.
          (a) Section 1.4 of the Strategic Alliance Agreement is hereby amended by adding the following defined terms:
     “Anchen” — shall mean Anchen Pharmaceuticals, Inc., a California corporation.
     “Anchen Agreement” — shall mean that certain agreement, dated the same date hereof, among Anchen, Teva and Impax, respecting the Marketing in the U.S. of Bupropion Products .
     “Anchen Product(s)” - shall mean the product(s) Marketed by Teva and /or its Affiliates pursuant to the Anchen Agreement under Anchen’s ANDA No. 77-284 in the 150mg and 300mg strengths (the “150mg Anchen Product” and “300mg Anchen Product,” respectively).

     “Bupropion Product(s)” — shall mean the Anchen Product(s) and the Impax Product(s) in the 150mg and 300mg strengths (the “150mg Bupropion Product(s),” and “300mg Bupropion Product(s),” respectively).
     “Impax Expense Percentage” - shall have the meaning set forth in Section 15.6.
     ”Impax Patent Litigation” — shall mean Biovail Laboratories International SRL v. Impax Laboratories, Inc., Civil Action No. 05-1085 pending in the United States District Court for the Eastern District of Pennsylvania.
     “Impax Product(s)” - shall mean the product(s) Marketed under Impax’s ANDA No. 77-415 in the 150mg and 300mg strengths (the “150mg Impax Product” and “300mg Impax Product,” respectively).
     “Launch Quantities” — shall mean XXXXX tablets of the 300mg Impax Product.
          (b) Section 1.4.20 of the Strategic Alliance Agreement is hereby amended by adding the following at the end thereof:
“; provided further, however, that with respect to the 300mg Bupropion Products, and, in the event the Anchen Agreement is amended to include the 150mg Bupropion Products, with respect to the 150mg Bupropion Products, such amount shall be equal to (a) for the Impax Products, XXXXX percent (XXXXX%) of the Profit, increasing to XXXXX percent (XXXXX%) of the Profit upon the later of (i) the date of a final, non-appealable order issued by a U.S. court of competent jurisdiction in relation to the Impax Patent Litigation, that the Impax Products do not infringe each of the patents at issue in the Impax Patent Litigation or that such patents are invalid or unenforceable, and (ii) the date of the last quarterly payment by Teva pursuant to Section 3.5 of the Anchen Agreement; and (b) for the Anchen Products, XXXXX percent (XXXXX%) of the Profit.”
          (c) Section 1.4.21 of the Strategic Alliance Agreement is hereby amended by adding the following at the end thereof:
“; and in addition to the foregoing, all amounts paid by Teva and/or its Affiliates to Anchen and/or its Affiliates, and/or their respective directors, officers, shareholders, employees, servants and agents, pursuant to Sections 8.1(d) and 8.1(e) (as related to patent claims) of the Anchen Agreement.”
          (d) Section 1.4.32 of the Strategic Alliance Agreement is hereby amended by adding the following at the end thereof:
“The “Bupropion (once daily)” Tier 3 Product shall consist of the Impax Products and the Anchen Products.”
          (e) Section 1.4.33 of the Strategic Alliance Agreement is hereby amended by adding the following at the end thereof:

“; provided, however, that with respect to the 300mg Bupropion Products and, in the event the Anchen Agreement is amended to include the 150mg Bupropion Products, with respect to the 150mg Bupropion Products, it shall be an amount equal to XXXXX, except to the extent the payment obligations referenced in such Sections are expressly provided for under this Agreement.”
     Section 1.2. Additional Amendments.
          (a) Section 11.1 of the Strategic Alliance Agreement is hereby amended by adding the following after the first sentence thereof:
“; provided, however, that with regard to the Launch Quantities of each Impax Product, in the event Impax may not lawfully, or Teva has instructed Impax not to, deliver such Impax Product to Teva, then Impax shall store such Impax Product in Impax’s warehouse until receipt of further instructions from Teva.”
          (b) Section 11.2.1 of the Strategic Alliance Agreement is hereby amended by:
(i) adding the following after the first sentence thereof:
“; provided, however, that in the event Impax is required to store the Launch Quantities in its warehouse pursuant to Section 11.1 of this Agreement, then Impax shall invoice Teva when such Launch Quantities are shipped to its warehouse.”;
(ii) adding the following after the second sentence thereof:
“, or the receipt of Impax’s invoice, if the invoice is for Launch Quantities stored in Impax’s warehouse.”
(iii) adding the following at the end thereof:
“Teva shall, within thirty (30) days of receipt of Impax’s invoice therefor, reimburse Impax XXXXX klucel required for the manufacture of the Launch Quantities, XXXXX.”
          (c) Section 11.3 of the Strategic Alliance Agreement is hereby amended by adding the following at the end thereof:
“XXXXX.”

          (d) The phrase “or under the Anchen Agreement” is hereby added at the end of Sections 14.1(a) and 14.2(a) of the Strategic Alliance Agreement and after the word “hereunder” in Section 14.3 of the Strategic Alliance Agreement.
          (e) Section 15.5 of the Strategic Alliance Agreement is hereby amended by adding the following after the second sentence thereof:
          “Notwithstanding the foregoing, with respect to the Impax Products, Teva shall have the obligation to assume direction and control of any Intellectual Rights Suit and the defense of claims arising therefrom.”
          (f) Section 15.6 of the Strategic Alliance Agreement is hereby amended by adding the following after the first sentence thereof:
     “; and provided further, however, that with respect to Intellectual Rights Legal Expenses incurred from and after the date hereof in connection with and/or arising out of the Impax Patent Litigation, an Intellectual Rights Suit related to the Anchen Products, or Sections 8.1(d) or 8.1(e) of the Anchen Agreement, Impax shall bear that XXXXX payable with respect to the 300mg Bupropion Products during the first six months following the Launch Date or, in the event the Anchen Agreement is amended to include the 150mg Bupropion Products, XXXXX payable with respect to the Bupropion Products during the first six months following the Launch Date of each Bupropion Product (the “Impax Expense Percentage”) (not to exceed, however, the aggregate Impax Margins paid or payable by Teva to Impax hereunder with respect to the Bupropion Products) and Teva shall bear the balance of all such Intellectual Rights Legal Expenses.”
          (g) Section 16 of the Strategic Alliance Agreement is hereby amended by:
(i) adding the following after the first sentence thereof:
“; provided, however, that in connection with the Bupropion Products, XXXXX”; and
(ii) adding the following at the end thereof:
“If legal proceedings are commenced by a third party against any such Regulatory Authority seeking to delay the final Approval and/or Launch Date of the Impax Products, Impax and Teva shall cooperate with one another in taking all reasonable action in defense of such proceedings, including intervention in such proceedings, and shall similarly jointly direct and control such action. XXXXX.”

          (h) The following provisions are hereby added to the Strategic Alliance Agreement:
“Section 2.20 Marketing of the Bupropion Products.
     2.20.1 In the event that on or before April 15, 2006, all of the following conditions are met with respect to the 300mg Bupropion Product: (i) Impax’s ANDA no. 77-415 is eligible for final Approval upon the relinquishment by Anchen of its First to File Exclusivity for its ANDA no. 77-284 or the selective waiver by Anchen of such First to File Exclusivity in favor of Impax’s ANDA no. 77-415; (ii) Teva believes in good faith, based upon communications with the FDA or a court order, that Impax’s ANDA no. 77-415 is not subject to a thirty (30)-month stay pursuant to 21 U.S.C. Section 355(j)(5)(B)(iii); and (iii) Impax has, in accordance with Teva’s firm purchase orders, manufactured and available for delivery to Teva and/or its Affiliates Launch Quantities of the 300mg Impax Product, then, if and when Teva and/or its Affiliates decide to Market such 300mg Bupropion Product, it shall Market the 300mg Impax Product.
     2.20.2 If conditions (i), (ii) and (iii) under Section 2.20.1 are not met on or before April 15, 2006 with respect to the 300mg Bupropion Product, or alternatively the 300mg Impax Product is not available for Marketing in accordance with Applicable Law, then notwithstanding anything contained in this Agreement to the contrary, and subject to the provisions of Section 2.21 of this Agreement, Teva and/or its Affiliates shall have sole discretion to decide from time to time whether to Market the 300mg Impax Product and/or the 300mg Anchen Product, and if Teva and/or its Affiliates decide to Market the 300mg Anchen Product, it may obtain all quantities of such Anchen Product it requires from Anchen or its permitted designee.
     2.20.3 Notwithstanding anything contained in this Agreement to the contrary, and subject to the provisions of Section 2.21 of this Agreement, in the event the Anchen Agreement is amended to include the 150mg Bupropion Products, Teva and/or its Affiliates shall have sole discretion to decide from time to time whether to Market the 150mg Impax Product and/or the 150mg Anchen Product, and if Teva and/or its Affiliates decide to Market the 150mg Anchen Product, it may obtain all quantities of such Anchen Product it requires from Anchen or its permitted designee.”
     “Section 2.21 For each of the 300mg Bupropion Product, and, in the event the Anchen Agreement is amended to include the 150mg Bupropion Products, the 150mg Bupropion Product, if Teva and/or its Affiliates Market the Anchen Product pursuant to the provisions of this Agreement, then the following shall apply:

     2.21.1 Within one hundred and thirty-five (135) days following the date of the first commercial sale by Teva and/or its Affiliates of such Anchen Product, Teva shall provide Impax with written notice advising whether Teva and/or its Affiliates intend to either: (a) continue Marketing such Anchen Product, or (b) cease Marketing such Anchen Product not later than one hundred and eighty one (181) days from the date of such first commercial sale, and thereafter commence Marketing the same strength Impax Product. If Teva does not provide such written notice to Impax, it shall be deemed as if it provided notice advising of the intent to continue Marketing such Anchen Product.
     2.21.2 In the event Teva has or is deemed to have provided notice under Section 2.21.1 above of the intent to continue Marketing such Anchen Product, then from and after such one hundred and eighty first (181) day: (a) the grant to Teva with regard to the Marketing in the U.S. of the same strength Impax Product shall be deemed nonexclusive, and the provisions of Sections 2.3 — 2.6 and 2.11 of this Agreement shall no longer apply to Teva and/or Impax or their respective Affiliates with regard to such Impax Product; provided, however, in any event, Impax shall remain obligated to supply Teva’s and/or its Affiliates’ requirements of such Impax Product; and (b) Teva and/or its Affiliates may decide from time to time in their sole discretion to Market such Impax Product, in which event Impax shall supply the Impax Product pursuant to firm purchase orders at a purchase price equal to XXXXX percent (XXXXX%) of the applicable Manufacturing Costs, and such Impax Products shall be deemed Anchen Products for purposes of determining the Impax Margin payable with respect thereto.
     2.21.3 In the event Teva has provided notice under Section 2.21.1 above of the intent to commence Marketing the applicable Impax Product, then Teva and/or its Affiliates shall cease Marketing the same strength Anchen Product not later than such one hundred and eighty first (181) day, and shall commence Marketing such Impax Product subject to the terms and conditions of this Agreement (without regard to Subsection 2.21.2(a) and (b) above). In the event Teva recommences Marketing such Anchen Product after providing such notice, Subsections 2.21.2(a) and (b) above shall apply from and after the date Teva has recommenced Marketing such Anchen Product.”
          (i) The provisions of Sections 2.7, 2.8, 2.10, and 11.5 of the Strategic Alliance Agreement shall be of no force or effect with respect to the 300mg Bupropion Products and, in the event the Anchen Agreement is amended to include the 150mg Bupropion Products, the 150mg Bupropion Products.
          (j) Attachment A to the amendment dated March 24, 2005 to the Strategic Alliance Agreement is hereby amended with respect to the 300mg Bupropion Products, and, in the event the Anchen Agreement is amended to include the 150mg Bupropion Products, with respect to the 150mg Bupropion Products, by adding the following at the end thereof:

150mg Bupropion Product	XXXXX%, provided, however, that Teva may adjust such percentage pursuant to Section

1.4.26(b) on a quarterly basis

300mg Bupropion Product	XXXXX%, provided, however, that Teva may adjust such percentage pursuant to Section 1.4.26(b) on a quarterly basis
     Section 1.3. Miscellaneous
          (a) Entire Agreement. The Strategic Alliance Agreement, as hereby amended, and the Anchen Agreement, and any attachments thereto, constitute the entire agreement between the Parties with respect to their subject matter and supersede all prior agreements, arrangements, dealings or writings between the Parties. With respect to the Bupropion Products, if and to the extent there is a conflict between the Anchen Agreement and the Strategic Alliance Agreement with respect to the rights and obligations of Teva and Impax between themselves, then the provisions of the Strategic Alliance Agreement, as amended hereby, shall control. This Amendment may not be amended or modified except in writing executed by the duly authorized representatives of both Parties.
          (b) Effect of Amendment. All of the terms and conditions contained in the Strategic Alliance Agreement, as hereby amended, shall remain in full force and effect. For the purposes of clarity, this Amendment shall have no force and effect with regard to the 150mg Bupropion Products unless and until the Parties enter into an agreement with Anchen respecting 150mg Bupropion Products, and, furthermore, whenever in this Amendment reference is made to an “amendment to the Anchen Agreement to include the 150mg Bupropion Products” the Parties hereby acknowledge and agree that such phrase is intended to include an amendment, supplement or similar agreement among the parties to the Anchen Agreement respecting the 150mg Bupropion Products.
          (c) Counterparts. This Amendment may be executed in two (2) or more counterparts, and each such counterpart shall be deemed to be an original instrument, but such counterparts together shall constitute one agreement.
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     IN WITNESS WHEREOF, each of the Parties has executed this Amendment, all on the day and year first above written.

TEVA PHARMACEUTICALS CURACAO N.V.
By:	/s/ Ido Weinstein
	Name:	Ido Weinstein
	Title:	Managing Director

By:	/s/ [Illegible]
	Name:	MeesPierson Trust (Curacao) B.V.
	Title:	Managing Director

IMPAX LABORATORIES, INC.
By:	/s/ Barry R. Edwards
	Name:	Barry R. Edwards
	Title:	CEO

By:	/s/ David S. Doll
	Name:	David S. Doll
	Title:	Sr. Vice President